Exhibit 24
POWER OF ATTORNEY
     KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned officers and directors of Meadowbrook Insurance Group, Inc., a Michigan corporation (the “Company”), do hereby constitute and appoint Karen M. Spaun or Robert S. Cubbin, and each of them the true and lawful attorneys and agents or attorney or agent, with power and authority to do any and all acts and execute any and all instruments, which said attorneys and agents, or any one of them, determine may be necessary, advisable or required to enable the Company to comply with the Securities Act of 1934, as amended, and any rules, regulations or requirements of the Securities and Exchange Commission in connection with Form 10-K for fiscal year ended December 31, 2006. Without limiting the generality of the foregoing power and authority, the powers granted include the power and authority to sign the names of the undersigned officers and directors in the capacities indicated below to the Form 10-K for fiscal year ended December 31, 2006, to any and all amendments, or supplements to the Form 10-K for fiscal year ended December 31, 2006 and to any and all instruments or documents filed as part of or in conjunction with the Form 10-K for fiscal year ended December 31, 2006 or amendments or supplements thereto. The undersigneds ratify and confirm the power and authority granted to each attorney or agent. This Power of Attorney may be signed in several counterparts.
     IN WITNESS WHEREOF, each of the undersigned has executed this Power of Attorney and has been signed by the following persons on the date indicated opposite his/her name.

SIGNATURE	TITLE	DATE

/s/ Merton J. Segal	Chairman and Director	February 9, 2007
/s/ Merton J. Segal
Merton J. Segal

/s/ Robert S. Cubbin	President, Chief Executive	February 9, 2007

Robert S. Cubbin	Officer and Director

/s/ Robert W Sturgis	Director	February 9, 2007

Robert W. Sturgis

/s/ David K. Page	Director	February 9, 2007

David K. Page

/s/ Hugh W. Greenberg	Director	February 9, 2007

Hugh W. Greenberg

Power of Attorney
February 9, 2007

SIGNATURE	TITLE	DATE

/s/ Bruce E. Thal	Director	February 9, 2007

Bruce E. Thal

/s/ Joseph S. Dresner	Director	February 9, 2007

Joseph S. Dresner

/s/ Herbert Tyner	Director	February 9, 2007

Herbert Tyner

/s/ Florine Mark	Director	February 9, 2007

Florine Mark

/s/ Robert H. Naftaly	Director	February 9, 2007

Robert H. Naftaly